UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 27, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) issued a 5% Unsecured Convertible Note (the “Note”) to Neil Stinchcombe (the “Lender”), in consideration of the Lender lending the Company $1,500,000 (the “Principal Amount”) to provide funding for the Company’s prospective acquisitions and other general corporate purposes. The Principal Amount, together with accrued and unpaid interest, is due on January 27, 2022 (the “Maturity Date”), with no prepayment option. Interest is calculated at 6% per annum (based on a 360-day year) and is payable monthly. The Maturity Date may be extended at the Company’s election to April 27, 2022.

At any time prior to or on the Maturity Date, the Lender may convert all or any portion of the outstanding Principal Amount and all accrued but unpaid interest thereon into a number of shares of Common Stock of the Company (the “Conversion Shares”) at a conversion price of $5.00 per share of Common Stock.

The foregoing summary of the Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, a copy of which is filed as Exhibit 10.1 hereto.

The issuance of the Note was not, and any issuance of the Conversion Shares will not be, registered under the Securities Act of 1933 (the “Securities Act”), based on the exemption under Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving a public offering.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item 2.03 is included under Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

The information required by this Item 3.02 is included under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Agreement and 5% Unsecured Convertible Note by the Company payable to Neil Stinchcombe dated October 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

November 2, 2021

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